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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 9, 1998
                                                         ---------------



                                 POPULAR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




COMMONWEALTH OF PUERTO RICO         NO. 0-13818             NO. 66-0416582
---------------------------         -----------             --------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)



     209 MUNOZ RIVERA AVENUE
     HATO REY, PUERTO RICO                                        00918
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (787) 765-9800
                                                    --------------


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




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Item 5.  Other Events

       On January 9, 1998, Popular, Inc. (the "Corporation") announced by way of a news release, its operational results for the quarter and year ended December 31, 1997. A copy of the Corporation's release, dated January 9, 1998, is attached hereto to as Exhibit 99(a) and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

       99(a) News release, dated January 9, 1998, announcing the Corporation and subsidiaries earnings for the quarter and year ended December 31, 1997.




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                                   SIGNATURE





       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             POPULAR INC.
                                            --------------
                                             (Registrant)









Date: January 13, 1998            By: /s/ Amilcar L. Jordan
      ----------------                ---------------------------------------
                                  Name  : Amilcar L. Jordan, Esq.
                                  Title : Senior Vice President and Comptroller




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                                 Exhibit Index



Exhibit Number             Description
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
99(a)                      News release, dated January 9, 1998